UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2007

CENTURY PETROLEUM CORP.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

333-126490

(Commission File Number)

47-0950123

(IRS Employer Identification No.)

9595 Six Pines Drive, Suite 8210, Building 8, Level 2, The Woodlands, TX 77380

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (832) 631-6061

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement

On May 8, 2007, we entered into a letter of intent with CTC Minerals, Inc. wherein we have agreed to purchase a 10% interest in the Alligator Bayou Prospect located in Matagorda and Brazoria Counties, Texas. The acquisition is subject to, among other things, our entering into a definitive agreement and our economic analysis, land and title review and any additional due diligence requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTURY PETROLEUM CORP.

/s/ Johannes T. Petersen

Johannes T. Petersen

Secretary and Director

Date:	May 11, 2007